UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2011

M & F WORLDWIDE CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-13780	02-0423416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 EAST 62ND STREET, NEW YORK, NEW YORK	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 572-8600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2011, M & F Worldwide Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The matters voted upon were: (1) the election of Philip E. Beekman, William Bevins, Viet D. Dinh, General John M. Keane and Stephen G. Taub to the board of directors of the Company (the “Board”) for terms expiring in 2014; (2) the approval of certain bonus arrangements for Charles T. Dawson for purposes of allowing such compensation to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (3) the approval of the M&F Worldwide Corp. 2011 Long Term Incentive Plan for purposes of allowing compensation paid pursuant to the plan to be deductible under the Code; (4) an advisory vote on executive compensation; (5) a vote on the frequency of future advisory votes on executive compensation; and (6) the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

(1)           Each of the individuals listed below were elected to serve on the Board until the Company’s annual meeting in 2014 and until such directors’ successors are duly elected and qualified.  The results of the voting were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Philip E. Beekman	16,569,636	140,664	1,698,028
William Bevins	16,394,040	316,260	1,698,028
Viet D. Dinh	16,592,712	117,588	1,698,028
General John M. Keane	16,593,958	116,342	1,698,028
Stephen G. Taub	16,437,403	272,897	1,698,028

(2)               The proposal to ratify the approval of certain bonus arrangements for Charles T. Dawson for purposes of allowing such compensation to be deductible under Section 162(m) of the Code was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,572,921	123,694	13,685	1,698,028

(3)               The proposal to ratify the approval of the M&F Worldwide Corp. 2011 Long Term Incentive Plan for purposes of allowing compensation paid pursuant to the plan to be deductible under Section 162(m) of the Code was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,630,657	3,067,046	12,597	1,698,028

(4)               The non-binding resolution to approve the compensation of executive officers was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,555,293	119,928	35,079	1,698,028

(5)               The proposal on the frequency of future votes to approve executive compensation resulted in the approval of holding a vote once every three years. The results of the voting were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5,015,946	210,373	11,471,510	12,471	1,698,028

(6)               The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2011 was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,299,529	96,960	11,839	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

Date: May 20, 2011	By:	/s/ Michael C. Borofsky
Name: Michael C. Borofsky
Title: Senior Vice President